UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2009


                        LOCATEPLUS HOLDINGS CORPORATION
                          (Exact name of registrant as

                           specified in its charter)

                                   000-49957
                            (Commission File Number)

                  DELAWARE                           04-3332304
      (State or other jurisdiction                (I.R.S. Employer
            of incorporation)                     Identification No.)

                         100 CUMMINGS CENTER, SUITE 235M
                                BEVERLY, MA 01915
             (Address of principal executive offices, with zip code)

                                 (978) 921-2727
                        (Registrant's telephone number,
                              including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company announced on January 26, 2009, that it had received the consent of a majority of the shareholders of record to the elimination of the current classification of the Directors into different terms and replacement with a uniform one year term for all directors, the reduction of the Board to seven members and the election of the following individuals to the Board of Directors:

Dr. Christian T. Williamson
Richard L. Pyle
David Skerrett
Ralph Caruso
Patrick F. Murphy
James Ahern
George G. Isaac

CHRISTIAN  T.  WILLIAMSON,  Ph.D.,  35, Chairman of the Board, is currently Vice
President of Global Market Strategies at Trojan Technologies a subsidiary of Danaher Corporation, a $10 Billion industrial conglomerate which operates within multiple platforms including water treatment. Dr. Williamson joined Trojan in 2001 through the acquisition of Advanced UV Solutions and was promoted to Vice-President, Global Market Strategies in January 2008 - Executive Team Member. Prior to that, Dr. Williamson was Managing Director, Environmental Contaminant Treatment since 2001 in Trojan. Prior to that Dr. Williamson was Managing Partner for Advanced UV Solutions, LLP, a "spin-off" of the consulting firm Hydro Geo Chem, Inc. The main goal of AUVS was to liquidate the asset for Hydro Geo Chem through the sale of the AUVS Company. Dr. Williamson holds a B.S. in Engineering Mathematics and a Doctorate in Hydrology with an emphasis in Systems Engineering from The University of Arizona.

RICHARD L. PYLE, Ph.D., 64, Director, holds a bachelors in physics, an MBA, and a doctorate in business. He is a former professor of management in the University of Massachusetts system. In addition to an academic and theoretical perspective on business management, he also brings years of management experience across a broad range of manufacturing industries. In particular, he brings the sales / manufacturing / distribution perspective and experience of being an owner/manager of a sales and marketing related business. He also provides consulting services to other businesses and is a commercial real estate investor and property manager. Dr. Pyle also enjoys philanthropic work and public service. The focus of his charitable work has been with children, youth, and in higher education. Dr. Pyle has been the CEO of Continental Consolidated, Inc. of Worcester, MA. since January 1993

DAVID SKERRETT, 57, has been Vice President of the Middlesex Corporation for 23 years. Middlesex Corporation is in the top 400 heavy civil construction companies in the nation with $140 million in revenue. Mr. Skerrett holds a Bachelor of Engineering from PlaceTypeplaceCollege of PlaceNameTechnology. Mr. Skerrett is currently a member of the Board of Directors and is being nominated to serve an additional one year term.

RALPH CARUSO 57, is the founder and President of Caruso Companies, a conglomerate involved in many facets of industrial construction that has been in business for over 25 years.

PATRICK F. MURPHY, J.D.,55, Nominee for Director, is the Chairman of the Pulsar Network, Inc. Board of Directors. A graduate of the Harvard Law School practicing in Massachusetts, he also provides consulting services to growing businesses. He is familiar with government relations, public relations, and has experience in developing resources and assets. Prior to his career in law he was a manager at a prominent social service agency and handled personnel and operation issues in a crisis-based environment. For the past ten (10) years since September of 1998, Mr. Murphy has been an attorney for the Commonwealth of Massachusetts Department of Mental Retardation. Mr. Murphy beneficially owns no shares of the Common Stock of the Company. The business address of Mr. Murphy is 68 N. Main St. Ste. 101 Carver, MA 02330.

JAMES AHERN, 68, nominee for Director, is the stocktickerCOO of the Tracy Group, a Casino Management and Development Company. The Tracy Group focuses on work-out strategies, development of management and marketing strategies, and ground-up development for a variety of clients. Prior to joining the Tracy Group, Mr. Ahearn had extensive experience in executive management in a variety of areas including 30 years experience with the Federal Bureau of Investigation where he was nominated by the Director of the FBI for the highest award for executive service in the U.S. Department of Justice. Mr. Ahearn recently served on the Board of Directors, and acted as a consultant to Trackpower, Inc., a company operating two race tracks/casinos in New York State. He has held gaming licenses in New York, StateArizona, placeStateOregon and placeStateWashington, as well as the National Indian Gaming Commission.

GEORGE G. ISAAC, CPA , 63, Nominee for Director, is a Massachusetts Certified Public Accountant and is affiliated with Massachusetts Board of Certified Public Accountants and the American Institute of Certified Public Accountants. He is well experienced in all areas of financial management having practiced as a CPA for 25 years within a financial career that reaches back nearly 40 years. His experience includes management, business consulting, budgeting, managerial accounting, risk management, internal controls, tax advice and preparation, financial planning and reporting, audit functions, banking functions, and all treasury functions including stocktickerSEC compliance. Specifically, his current practice involves services as a consulting CFO. In the past he has served as CFO for a publicly traded company, a managing partner of a public accounting firm, has managed a commercial office building. As a board member of a community bank and a publicly traded company he has served as a member and is familiar with the functioning of board audit committees, executive committees, and compensation committees. His experience includes the negotiation of significant expansion and growth credit availability but also downsizing to maintain profitability where necessary. He is proficient in Russian and German. For the past five years Mr. Isaac has served as a consulting Chief Financial Officer for several closely businesses in placeStateMassachusetts with responsibility for all financial planning and reporting, tax preparation, banking and related treasury functions for each of his clients. The business address of Mr. Isaac is Street36 Whisper Drive CityWorcester, MA 01609.



ITEM 8.01 OTHER EVENTS

The Company announced that on January 26, 2009 it had received the consent of a majority of the shareholders of record to amend the Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Corporation from 25,000,000 shares to 50,000,000 shares.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

        (c) Exhibits:
              Exhibit Number                 Description
             ----------------               -------------
                 99.2A1            Certificate of Amendment of the Third
                                   and Restated Certificate of Incorporation




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATEPLUS HOLDINGS CORPORATION

By /s/ James C. Fields

James C. Fields
President and CEO
Date: January 26, 2009